Exhibit 10(xx)

FIRST AMENDMENT TO CO-DEVELOPMENT AGREEMENT

This First Amendment (“First Amendment”) to the Co-Development Agreement II and Revenue Sharing Agreement (“Co-Development Agreement II”) made on October 24, 2013, between CEL-SCI Corporation, a company duly established pursuant to the laws of Colorado, with the registered office at 8229 Boone Boulevard, Suite 802, Vienna, VA, 22182, USA (hereinafter: “CEL-SCI”) and Ergomed Clinical Research, Ltd., a company duly established pursuant to the laws of England, with registered offices at  The Surrey Technological Centre, 40 Occam Road, Guildford, Surrey, GU2 7YG, England (hereinafter: “Ergomed”) is effective as of October 24, 2013.

INTRODUCTION

WHEREAS, the parties have entered into and are operating under the Co-Development Agreement II dated October 24, 2013, and into the Masters Services Agreement dated April 19, 2013 (“MSA”);

WHEREAS, the Co-Development Agreement II contemplate the development of the Product in the CIN Indication by the parties; and

WHEREAS, CEL-SCI and Ergomed wish to amend the Co-Development Agreement II to add additional indication(s) and to include the additional clinical trial(s) as a further exhibit to the MSA, under the terms and conditions set forth herein;

NOW THEREFORE, for and in consideration of the mutual covenants contained in this First Amendment, the Parties agree that:

1.	Definitions. Unless otherwise defined or amended by the terms of this First Amendment, all initial capitalized defined terms used have the meanings as defined in the Co-Development Agreement II.

2.
A Definition of “Indications” shall be amended to read: ““Indications” – shall mean all of the indications together: Head and Neck Cancer, Anal Intraepithelial Neoplasia and Cervical Intraepithelial Neoplasia, for which the Product will be developed under any of the co-development agreements between the Parties for such Product; “other Indication(s)” shall mean any remaining Indication(s) not specifically referred to in any respective sentence in the Agreement.”

3.
Section 3.1. shall be amended to read: “Subject to the conclusion of CTO 2 and with respect to the Product Development in CIN Indication, Ergomed shall invest up to $3 million towards the clinical and regulatory costs determined in the Co-Development Program 2 for the execution of the Co-Developed Clinical Trial(s) for the Product in CIN Indication (the actual amount of such investment, determined in accordance with Section 6) (“Ergomed Co-Development Investment CIN”). The total of Ergomed investment into the Development of the Product in all Indications shall be referred to hereinafter as “Ergomed Total Co-Development Investment”). The Ergomed Co-Development Investment CIN shall not exceed US$3,000,000 (three million dollars) for Product Development in CIN Indication (the “Ergomed Co-Development Investment Cap CIN”) and shall not exceed US$16,000,000

(sixteen million dollars) for Product Development in all Indications together (“the Ergomed Total Co-Development Investment Cap”).”

4.
A Section 6.3. shall be amended to read: “It is noted that Ergomed and CEL-SCI are jointly developing the Product for several Indications governed in three separate co-development agreements. The Ergomed Total Co-Development Investment shall be accrued collectively through the efforts in all Indications and the Revenues described in section 6.2 calculated on the basis of the Ergomed Total Co-Development Investment. As an illustration and for clarity, in the event that Ergomed invests $10 million in Head and Neck Cancer, $3 million in AIN and $3 million in CIN, the Total Ergomed Co-Development Investment will be $16 million and the total Ergomed revenue will be $64 million, received from all Net Income from all Product sales.”

5.
Except as amended by this First Amendment, the Co-Development Agreement II shall remain in full force and effect.  After the date of this First Amendment, every reference to the Co-Development Agreement II shall mean such agreement as amended by this First Amendment.

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IN WITNESS WHEREOF, the Parties have entered into this First Amendment as of the date first written above.

CEL-SCI

By: /s/ Geert Kersten

Name: Geert Kersten

Title: Chief Executive Officer

ERGOMED CLINICAL RESEARCH LIMITED

By: /s/ Dr. Miroslav Reljanovic

Name: Dr. Miroslav Reljanovic

Title: Chief Financial Officer

SECOND AMENDMENT TO CO-DEVELOPMENT AGREEMENT

This Second Amendment (“Second Amendment”) to the Co-Development Agreement and Revenue Sharing Agreement (“Co-Development Agreement”) made on April 19, 2013, as amended on October 24, 2013 between CEL-SCI Corporation, a company duly established pursuant to the laws of Colorado, with the registered office at 8229 Boone Boulevard, Suite 802, Vienna, VA, 22182, USA (hereinafter: “CEL-SCI”) and Ergomed Clinical Research, Ltd., a company duly established pursuant to the laws of England, with registered offices at  The Surrey Technological Centre, 40 Occam Road, Guildford, Surrey, GU2 7YG, England (hereinafter: “Ergomed”) is effective as of October 24, 2013.

INTRODUCTION

WHEREAS, the parties have entered into and are operating under the Co-Development Agreement dated April 19, 2013, as amended by the First Amendment to the Co-Development Agreement dated October 24, 2013and into the Masters Services Agreement dated April 19, 2013 (“MSA”) and into the CTO I dated April 19, 2013;

WHEREAS, the Co-Development Agreement, MSA and CTO I contemplate the development of the Product in the Head and Neck Cancer Indication by the parties; and

WHEREAS, CEL-SCI and Ergomed wish to amend the Co-Development Agreement to add additional indication(s) and to include the additional clinical trial(s) as a further exhibit to the MSA, under the terms and conditions set forth herein;

NOW THEREFORE, for and in consideration of the mutual covenants contained in this Second Amendment, the Parties agree that:

6.	Definitions. Unless otherwise defined or amended by the terms of this Second Amendment, all initial capitalized defined terms used have the meanings as defined in the Co-Development Agreement.

7.
A Definition of “Indications” shall be amended to read: ““Indications” – shall mean all of the indications together: Head and Neck Cancer, Anal Intraepithelial Neoplasia and Cervical Intraepithelial Neoplasia, for which the Product will be developed under any of the co-development agreements between the Parties for such Product; “other Indication(s)” shall mean any remaining Indication(s) not specifically referred to in any respective sentence in the Agreement.”

8.
Section 3.1. shall be amended to read: “With respect to the Product Development in Head and Neck Indication, Ergomed shall invest up to $10 million towards the clinical and regulatory costs determined in the Co-Development Program for the execution of the Co-Developed Clinical Trial for the Product in Head and Neck Indication in Europe, Russia and India (the actual amount of such investment, determined in accordance with Section 6) (“Ergomed Co-Development Investment H&N”). The total of Ergomed investment into the Development of the Product in all Indications shall be referred to hereinafter as “Ergomed Total Co-Development Investment”. The Ergomed Co-Development Investment H&N shall not exceed US$10,000,000 (ten million dollars) for Product Development in H&N Indication

(the “Ergomed Co-Development Investment Cap H&N”) and shall not exceed US$16,000,000 (sixteen million dollars) for Product Development in all Indications together (“the Ergomed Total Co-Development Investment Cap”).

9.
A Section 6.3. shall be amended to read: “It is noted that Ergomed and CEL-SCI are jointly developing the Product for several Indications governed in three separate co-development agreements. The Ergomed Total Co-Development Investment shall be accrued collectively through the efforts in all Indications and the Revenues described in section 6.2 calculated on the basis of the Ergomed Total Co-Development Investment. As an illustration and for clarity, in the event that Ergomed invests $10 million in Head and Neck Cancer, $3 million in AIN and $3 million in CIN, the Total Ergomed Co-Development Investment will be $16 million and the total Ergomed revenue will be $64 million, received from all Net Income from all Product sales.”

10.
Except as amended by this Second Amendment, the Co-Development Agreement shall remain in full force and effect.  After the date of this Second Amendment, every reference to the Co-Development Agreement shall mean such agreement as amended by this Second Amendment.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Parties have entered into this Second Amendment as of the date first written above.

CEL-SCI

By: /s/ Geert Kersten

Name: Geert Kersten

Title: Chief Executive Officer

ERGOMED CLINICAL RESEARCH LIMITED

By: /s/ Dr. Miroslav Reljanovic

Name: Dr. Miroslav Reljanovic

Title: Chief Financial Officer